UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 19, 2016

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant's telephone number, including area code)

Self Storage Group, Inc.
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                          Transfer of Listing.

On January 19, 2016, Global Self Storage, Inc.'s (formerly Self Storage Group, Inc.) (the "Company") common stock began trading on The NASDAQ Capital Market under the ticker symbol SELF. Prior to January 19, 2016, the Company's common stock was quoted over the counter under the same ticker symbol.  A copy of the Company's press release announcing such listing is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors.

Effective January 19, 2016, as part of the Company's shareholder-approved transition from an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), to a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's Board of Directors (the "Board") elected Russell E. Burke III, George B. Langa, and William C. Zachary to serve as directors on the Board. Effective upon the election of Messrs. Burke, Langa, and Zachary, Messrs. Bruce B. Huber, James E. Hunt, and Peter K. Werner resigned as directors from the Board.  Messrs. Burke, Langa, and Zachary also serve on the Audit, Nominating, Compensation, and Continuing Directors Committees of the Board.

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 19, 2016, as part of the Company's shareholder-approved transition from an investment company under the 1940 Act to a reporting company under the Exchange Act, the Board adopted resolutions (i) changing the Company's name from Self Storage Group, Inc. to Global Self Storage, Inc. and (ii) electing to be subject to the provisions of Section 3-803 of the Maryland General Corporation Law ("MGCL").  Section 3-803 of the MGCL requires the Board, before the next annual meeting of stockholders, to designate by resolution, from among its members, directors to serve as Class I directors, Class II directors and Class III directors.  Accordingly, the Board reduced the number of its classes from 5 to 3 and designated William C. Zachary as a Class I director, George B. Langa and Thomas B. Winmill as Class II directors, and Russell E. Burke III and Mark C. Winmill as Class III directors. The term of the Class I director shall last until the annual meeting of stockholders held in 2017 and until his successor is elected and qualifies. The term of the Class II directors shall last until the annual meeting of stockholders held in 2018 and until their successors are elected and qualify. The term of the Class III directors shall last until the annual meeting of stockholders held in 2019 and until their successors are elected and qualify. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualify. In accordance with the MGCL, on January 19, 2016, the Company filed with the State Department of Assessments and Taxation of Maryland (i) Articles of Amendment effecting its name change and (ii) Articles Supplementary effecting the Company's election to be subject to the provisions of Section 3-803.

The foregoing summary of the Articles of Amendment and Articles Supplementary is qualified in its entirety by reference to the text of the Articles of Amendment and Articles Supplementary, respectively, which are attached hereto as Exhibits 3.1.1 and 3.1.2, respectively, to this Form 8-K and are incorporated by reference into this Item 5.03.

On January 19, 2016, as part of the Company's shareholder-approved transition from an investment company under the 1940 Act to a reporting company under the Exchange Act, the Board adopted Amended and Restated Bylaws to, among other things, reflect the Company's new name and remove references to the 1940 Act and related provisions.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 to this Form 8-K and is incorporated by reference into this Item 5.03.

Item 7.01                          Regulation FD Disclosure.

The Company believes that certain statements in the information attached as Exhibit 99.1 may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission.

Item 9.01                          Exhibits.

(d)                                 Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
3.1.1	Articles of Amendment filed on January 19, 2016

3.1.2	Articles Supplementary filed on January 19, 2016

3.2	Amended and Restated Bylaws adopted on January 19, 2016

99.1	Press Release dated January 19, 2016

* * *

The information included in this Current Report on Form 8-K (including the exhibits hereto) shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: January 22, 2016

EXHIBIT INDEX

Exhibit No.	Description
3.1.1	Articles of Amendment filed on January 19, 2016

3.1.2	Articles Supplementary filed on January 19, 2016

3.2	Amended and Restated Bylaws adopted on January 19, 2016

99.1	Press Release dated January 19, 2016

4